UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2022

CBTX, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38280	20-8339782
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices)

(713) 210-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CBTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

CBTX, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders on June 29, 2022 (the “2022 Annual Meeting”).  At the 2022 Annual Meeting, the shareholders of the Company: (i) elected four Class I directors to the Board of Directors of the Company to serve for a term commencing on the date of the annual meeting and continuing until the Company’s 2025 annual meeting of shareholders; each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal by operation of law or otherwise; (ii) approved an amendment to the Company’s First Amended and Restated Certificate of Formation to change the name of the Company from CBTX, Inc. to Stellar Bancorp, Inc. subject to and upon the closing of the merger of the Company with Allegiance Bancshares, Inc. (the “Name Change Proposal”); and (iii) ratified the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.

As of May 16, 2022, the record date (the “Record Date”) for the 2022 Annual Meeting, there were 24,606,286 shares of common stock, par value $0.01 per share (“Common Stock”), of the Company issued and outstanding. 19,638,790 shares of Common Stock were represented in person or by proxy and entitled to vote at the 2022 Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the shareholders.

The number of votes for, votes withheld and broker non-votes for the election of each director was as follows:

	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Class I Directors
Robert R. Franklin, Jr.	17,082,814	387,610	2,168,366
J. Pat Parsons	17,145,437	324,987	2,168,366
Michael A. Havard	14,802,510	2,667,914	2,168,366
Tommy W. Lott	14,584,352	2,886,072	2,168,366

The number of votes for, the number of votes against, the number of abstentions and number of broker non-votes with respect to the Name Change Proposal was as follows:

Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
18,480,376	42,083	37,238	1,079,093

The number of votes for, the number of votes against, and the number of abstentions with respect to the ratification of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022 was as follows. There were no broker non-votes returned on this matter.

Number of Votes For	Number of Votes Against	Abstentions
19,597,511	29,438	11,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CBTX, INC.

Date: June 29, 2022	/s/ Robert T. Pigott, Jr.
Robert T. Pigott, Jr.
Chief Financial Officer